EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Arête Industries, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
John Herzog, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

  Dated:  August 22, 2011            By:  /s/ John Herzog
                                                              John Herzog, Interim Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Arête Industries, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.